Rule 497(e)

Registration Nos. 333-182308 and 811-22717

FIRST TRUST EXCHANGE-TRADED FUND VI
(the “Trust”)

FIRST TRUST RBA AMERICAN INDUSTRIAL RENAISSANCE® ETF
FIRST TRUST RBA QUALITY INCOME ETF
FIRST TRUST RISING DIVIDEND ACHIEVERS ETF
INTERNATIONAL MULTI-ASSET DIVERSIFIED INCOME INDEX FUND
(each a “Fund” and collectively, the “Funds”)

SUPPLEMENT TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION
EACH DATED FEBRUARY 1, 2018

DATED JUNE 13, 2018

First Trust RBA American Industrial Renaissance® ETF, First Trust RBA Quality Income ETF and
First Trust Rising Dividend Achievers ETF

Notwithstanding anything to the contrary in the Funds’ Prospectus and Statement of Additional Information, each of the Funds operates as a diversified investment company and all references to a Fund operating as a non-diversified investment company are hereby deleted or revised as set forth below.

1.	Prospectus – Principal Risks. “Non-Diversification Risk” is hereby deleted from the section entitled “Principal Risks” for each Fund.

2.	Statement of Additional Information – General Description of the Trust and the Funds. The table in the section entitled “General Description of the Trust and the Funds” is hereby revised to denote that each Fund is diversified.

First Trust RBA Quality Income ETF

Important Notice Regarding Change in Investment Objective

Notwithstanding anything to the contrary in the Fund’s Prospectus or Statement of Additional Information, the First Trust RBA Quality Income ETF will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Nasdaq Dorsey Wright Momentum + Yield Index (the “New Index”). Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the Richard Bernstein Advisors Quality Income Index. The Fund will begin tracking the New Index on or around September 5, 2018.

The New Index will be comprised of 50 high dividend yielding equity securities that also maintain high levels of forward price momentum, also known as “relative strength.”

Additionally, on or around September 5, 2018, the Fund’s name will change to First Trust Dorsey Wright Momentum & Dividend ETF and its new ticker symbol will be DDIV. The Fund’s shares will be listed for trading on The Nasdaq Stock Market LLC and Nasdaq, Inc. will serve as the Fund’s index provider.

International Multi-Asset Diversified Income Index Fund

Important Notice Regarding Change in Investment Objective

Notwithstanding anything to the contrary in the Funds’ Prospectus or Statement of Additional Information, the International Multi-Asset Diversified Income Index Fund will seek investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the S&P International Dividend Aristocrats Index (the “New Index”). Currently, the Fund seeks investment results that correspond generally to the price and yield (before the Fund’s fees and expenses) of an index called the NASDAQ International Multi-Asset Diversified Income IndexSM. The Fund will begin tracking the New Index on or around August 29, 2018.

The New Index will be comprised of equity securities issued by high dividend yielding companies that have followed a managed-dividends policy of increasing or maintaining dividends for at least ten consecutive years.

Additionally, on or around August 29, 2018, the Fund’s name will change to First Trust S&P International Dividend Aristocrats ETF and its new ticker symbol will be FID. The Fund’s shares will be listed for trading on The Nasdaq Stock Market LLC and S&P Dow Jones Indices, LLC will serve as the Fund’s index provider.

PLEASE KEEP THIS SUPPLEMENT WITH YOUR FUND PROSPECTUS AND
STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE